UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of `1934

Check the appropriate box:

¨	Preliminary Information Statement
¨	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
x	Definitive Information Statement

NET PROFITS TEN, INC.
(Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

x	No Fee required.

¨	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

¨	Fee paid previously with preliminary materials

¨

Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

NET PROFITS TEN, INC.
7956 Gen Luna Street
Quiapo Metro, Manila, Philippines

Dear Shareholders:

We are writing to advise you that our Board of Directors and shareholders holding a majority of our outstanding voting capital stock have authorized: (i) the attached Certificate of Amendment to the Articles of Incorporation of Net Profits Ten, Inc., a Nevada corporation (the “Company”) to amend the Company’s Articles of Incorporation to change the name to “World Moto, Inc.” (the “Amendment to Change Name”); (ii) the attached Certificate of Amendment to the Articles of Incorporation of the Company to increase the authorized capital stock from 100,000,000 shares of common stock, par value $0.0001, to 500,000,000 shares of common stock, par value $0.0001 (the “Amendment to Increase Authorized Capital”); and (iii) ) a forward stock split of the Company’s issued and outstanding shares of common stock on a 181 for 1 share basis (the “Forward Split”).

These corporate actions were approved by written consent on September 25, 2012 by our Board of Directors and a majority of holders of our voting capital stock, in accordance with Section 78.315 and 78.320 of the Nevada Revised Statutes. Our directors and majority of the shareholders of our outstanding capital stock, as of the record date of September 25, 2012, have approved the corporate actions after carefully considering them and concluding that approving the corporate actions were in the best interests of our Company and our shareholders.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. Pursuant to Rule 14(c)-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least twenty (20) days after the date of this Information Statement has been mailed to our shareholders. This Information Statement will be mailed to you on or about October 19, 2012.

Please feel free to call us at 209.694.4885 should you have any questions on the enclosed Information Statement

For the Board of Directors of
NET PROFITS TEN INC.

By: /s/ Marlon Liam
       Name: Marlon Liam
       Title: President, Chief Executive Officer

NET PROFITS TEN, INC.
7956 Gen Luna Street
Quiapo Metro, Manila, Philippines

INFORMATION STATEMENT REGARDING
ACTION TO BE TAKEN BY WRITTEN CONSENT OF
MAJORITY SHAREHOLDER
IN LIEU OF A SPECIAL MEETING
PURSUANT TO SECTION 14(C) OF THE
SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement is being furnished to the shareholders of Net Profits Ten, Inc. a Nevada corporation (the “Company”) in connection with the: (i) proposed Certificate of Amendment to the Articles of Incorporation of the Company to change the name to “World Moto, Inc.” (the “Amendment to Change Name”); (ii) proposed Certificate of Amendment to the Articles of Incorporation of the Company to increase the authorized capital stock from 100,000,000 shares of common stock, par value $0.0001, to 500,000,000 shares of common stock, par value $0.0001 (the “Amendment to Increase Authorized Capital”); and (iii) ) forward stock split of the Company’s issued and outstanding shares of common stock on a 181 for 1 share basis (the “Forward Split”).

These actions were approved on September 25, 2012 by our Board of Directors and majority shareholders. This Information Statement has been prepared by our management .

“We,” “us,” “our,” the “Registrant” and the “Company” refers to Net Profits Ten, Inc., a Nevada corporation. The amendments to the Company’s Articles of Incorporation are sometimes referred to as the “Amendment to Change Name” and the “Amendment to Increase Authorized Capital”).

SUMMARY OF CORPORATE ACTIONS

On September 25, 2012, our Board of Directors and the holder of a majority of the Company’s voting capital stock (the “Majority Shareholders”) approved the Amendment to Change Name, the Amendment to Increase Authorized Capital and the Forward Split. The Amendment to Change Name, the Amendment to Increase Authorized and the Forward Split were approved by written consent of the shareholders holding approximately 83.19% of our outstanding capital stock (the “Majority Shareholders”).

Pursuant to the Nevada Revised Statutes, the Amendment to Change Name, the Amendment to Increase Authorized Capital and the Forward Split are required to be approved by a majority of our shareholders. This approval could be obtained either by the written consent of the holders of a majority of our issued and outstanding voting securities, or it could be considered by our shareholders at a special shareholders’ meeting convened for the specific purpose of approving the Amendment to Change Name, the Amendment to Increase Authorized and the Forward Split. The Company’s voting securities consist of common stock. Each share of common stock is entitled to one vote per share on any matter requiring shareholder vote. In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the Majority Shareholders. The elimination of the need for a meeting of shareholders to approve this action is made possible by Section 78.320 of the Nevada Revised Statutes, as may be amended, which provides that the written consent of the holders of a majority of the outstanding shares of voting capital stock, having no less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present.

As of September 25, 2012, there were 4,808,000 issued and outstanding shares of our common stock.

The date on which this Information Statement will be sent to shareholders is on or about October 19, 2012 (the “Mailing Date”). Inasmuch as we will have provided this Information Statement to our shareholders of record as of the record date of September 25, 2012 (“Record Date”) no additional action will be undertaken pursuant to such written consent. Shareholders of record on the Record Date who did not consent to the Amendment to Change Name, the Amendment to Increase Authorized and the Forward Split are not entitled to dissenter’s rights under Nevada law.

The Amendment to Change Name, the Amendment to Increase Authorized and the Forward Split will be effective twenty (20) days after this Information Statement is first mailed to our shareholders. No further vote of our shareholders is required.

THE AMENDMENT TO CHANGE NAME, THE AMENDMENT TO INCREASE AUTHORIZED AND THE FORWARD SPLIT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CHARTER AMENDMENTS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT TO CHANGE NAME, THE AMENDMENT TO INCREASE AUTHORIZED AND THE FORWARD SPLIT THAT WILL OCCUR IF COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT TO CHANGE NAME, THE AMENDMENT TO INCREASE AUTHORIZED AND THE FORWARD SPLIT AND THE BACKGROUND OF THESE CORPORATE TRANSACTIONS.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

QUESTIONS AND ANSWERS ABOUT THE AMENDMENT

          Q. Why did I receive this Information Statement?

          A. Applicable laws require us to provide you information regarding the Amendment to Change Name, the Amendment to Increase Authorized and the Forward Split even though your vote is neither required nor requested for the corporate actions to become effective.

          Q. What will I receive if the Amendment to Change Name and Amendment to Increase Authorized are completed?

          A. Nothing. The Amendment to Change Name and the Amendment to Increase Authorized will only modify the Articles of Incorporation.

          Q. What will I receive if the Forward Split is completed?

          A. You will receive 181 shares for each one share of common stock you hold.

          Q. When do you expect the Amendment to Change Name and the Amendment to Increase Authorized to become effective?

          A. The Amendment to Change Name and the Amendment to Increase Authorized will become effective upon the filing with the Secretary of State of Nevada, a copy of the Certificate of Incorporation is attached to this information statement as Exhibit A and Exhibit B, respectively. We expect to file the Amendment to Change Name and the Amendment to Increase Authorized with the Secretary of State of Nevada no less than 20 days after this information statement has been sent to you.

          Q. When do you expect the Forward Split to become effective?

          A. The Forward Split will become effective approximately 20 days after the filing of documentation with FINRA.

          Q. Why am I not being asked to vote?

          A. The holders of a majority of the issued and outstanding shares of our voting stock have already approved the Amendment pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company’s Board of Directors, is sufficient under Nevada law, and no further approval by our shareholders is required.

          Q. What do I need to do now?

          A. Nothing. This information statement is purely for your information and does not require or request you to do anything.

ACTIONS BY THE BOARD OF DIRECTORS
AND
CONSENTING SHAREHOLDERS

In accordance with Section 78.315 and 78.320 of the Nevada Revised Statutes, the following actions were taken based upon the unanimous recommendation and approval by the Company’s Board of Directors and the written consent of the Majority Shareholders.

CURRENT BUSINESS

On September 1, 2012, the Company entered in an Asset Purchase Agreement (the “Agreement”) with World Moto (Thailand) Co., Ltd., a corporation established under the laws of the Kingdom of Thailand (“World Moto”), Chris Ziomkowski, the Chief Technical Officer of World Moto and Paul Giles, the Chief Executive Officer of World Moto. Pursuant to the Agreement, the Company has agreed to purchase from World Moto substantially all of the intellectual property and certain other specific assets related to World Moto’s Moto-Meters (the “Assets”). As part of the transaction, Messrs. Ziomkowski and Giles will be the continuing management of the Company. Moto-Meters are devices that provide metering of rides on motor scooters and similar types of transportation vehicles and are being developed by World Moto.

The consideration to be paid for the Assets, at the closing (“the Closing”), includes the issuance of an aggregate of shares of common stock representing 60% of the outstanding shares of the Company’s common stock immediately after Closing and the assumption of certain outstanding debt which will be converted into shares of common stock at the closing. The common stock issued to World Moto will have an aggregate value of $100,000. All the shares to be issued as the purchase price and the conversion of outstanding debt will be restricted stock.

The Agreement also includes the following material terms:

•

Prior to the Closing, the Company will change its corporate name from Net Profits Ten Inc. to World Moto, Inc. or a similar name as is legally available and the management of the Company and World Moto mutually determine.

•

As a condition to the Closing, the Company will raise up to $225,000 by selling shares of common stock to investors on a private placement basis, at a price and valuation to be determined, which minimum dollar amount will be reduced by the service fees paid by the Company as noted below and which net funds will not be used to fund the expenses of the acquisition transaction and accumulated expenses of the Company.

•

Prior to the Closing, the Company will engage the general services of World Moto for the amount of $17,000 to be paid on September 1, 2012, and $10,000 to be paid on the first of each month commencing October 1, 2012, until the earlier of the Closing Date or December 1, 2012, for a maximum of $47,000 in the aggregate.

•

On the Closing Date, Mr. Marlon Liam will appoint Mr. Paul Giles as a director of the Company, and Mr. Liam will resign as a director and officer of the Company. This appointment and resignation will effect a change of control of the Company.

•	After the Closing Date, the Company will use its reasonable commercial efforts to raise $1,700,000 in equity capital.
•	The common stock received by World Moto on the Closing Date will be subject to a lock-up of one year from and after the Closing Date.

The Agreement contains typical representations and warranties by the Company and World Moto about their business, operations and financial condition, which must be true and correct in all material respects as of the signing of the Agreement and the Closing Date. The Agreement also contains certain conditions to closing typically found in an agreement of this nature. Subject to the satisfaction or waiver of all closing conditions, and obtaining the necessary financing, the Company expects to close the transaction by October 31, 2012.

AMENDMENT TO CHANGE NAME
OF THE CORPORATION

On September 25, 2012, our Board of Directors and Majority Shareholders, believing it to be in the best interests of the Company and its shareholders approved, and recommended that the shareholders of the Company approve the Amendment to Change Name. The purpose of the Amendment to Change Name is to better reflect the future business operations of the Company subsequent to consummation of the Agreement. The Amendment to Change Name is reflected in the Form of Certificate of Amendment to the Articles of Incorporation, which is attached hereto as Exhibit A, and incorporated herein by reference.

AMENDMENT TO INCREASE AUTHORIZED CAPITAL OF THE CORPORATION

The Board of Directors is seeking shareholder approval to amend the Company’s Articles to increase the authorized share capital of the Company from 100,000,000 shares of common stock to 500,000,000 shares of common stock with the same par value of $0.0001 per share. The purpose of this proposed increase in authorized share capital is to make available additional shares of common stock for issuance for general corporate purposes, including the issuance required under the Agreement and future potential financing activities, without the requirement of further action by the shareholders of the Company. The Board of Directors has considered potential uses of the additional authorized shares of common stock, which may include the seeking of additional equity financing through public or private offerings, establishing additional employee or director equity compensation plans or arrangements or for other general corporate purposes. Increasing the authorized number of shares of the common stock of the Company will provide the Company with greater flexibility and allow the issuance of additional shares of common stock in most cases without the expense or delay of seeking further approval from the shareholders. The Company is at all times investigating additional sources of financing which the Board of Directors believes will be in the Company’s best interests and in the best interests of the shareholders of the Company.

The shares of common stock do not carry any pre-emptive rights. The adoption of the Amendment will not of itself cause any changes in the Company’s capital accounts.

The increase in authorized share capital will not have any immediate effect on the rights of existing shareholders. However, the Board of Directors will have the authority to issue authorized shares of common stock without requiring future approval from the shareholders of such issuances, except as may be required by applicable law or exchange regulations. To the extent that additional authorized shares of common stock are issued in the future, they will decrease the existing shareholders’ percentage equity ownership interests and, depending upon the price at which such shares of common stock are issued, could be dilutive to the existing shareholders. Any such issuance of additional shares of common stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock of the Company.

One of the effects of the increase in authorized share capital, if adopted, however, may be to enable the Board of Directors to render it more difficult to or discourage an attempt to obtain control of the Company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of present management. The Board of Directors would, unless prohibited by applicable law, have additional shares of common stock available to effect transactions (including private placements) in which the number of the Company’s outstanding shares would be increased and would thereby dilute the interest of any party attempting to gain control of the Company. Such action, however, could discourage an acquisition of the Company which the shareholders of the Company might view as desirable.

The Company has no current plans, proposals or arrangements to issue any of the additional shares that will become authorized share capital of the Company pursuant to the Increase in Authorized Share Capital.

Effective Time of the Amendment to Change Name and Amendment to Increase Authorized

We intend to file, as soon as practicable on or after the twentieth (20th) day after this Information Statement is sent to our shareholders, an amendment to our Articles of Incorporation effectuating the creation of the Amendment to Change Name and Amendment to Increase Authorized with the Secretary of State of Nevada. The Amendments to our Articles of Incorporation will become effective at the close of business on the date the Certificate of Amendment to the Articles of Incorporation is accepted for filing by the Secretary of State of Nevada. It is presently contemplated that such filing will be made approximately twenty (20) days from the date that this Information Statement is sent to our shareholders. A copy of the Certificate of Amendment to Change Name to the Articles of Incorporation is attached to this Information Statement as Appendix A. A copy of the Certificate of Amendment to Increase Authorized is attached to this Information Statement as Appendix B. The text of the Certificate of Amendments to the Articles of Incorporation are subject to modification to include such changes as may be required by the Nevada Secretary of State to effectuate the Amendment.

No Appraisal Rights for the Amendment to Change Name and Amendment to Increase Authorized

Under Nevada law, the Company’s shareholders are not entitled to appraisal rights with respect to the Amendment and the Company will not independently provide shareholders with any such right.

DESCRIPTION OF SECURITIES

Description of Common Stock

We are authorized to issue 100,000,000 common shares with a par value of $0.0001. As of September 25, 2012, there were 4,808,000 shares of our common stock issued and outstanding.

Upon liquidation, dissolution or winding up of the corporation, the holders of common stock are entitled to share rateably in all net assets available for distribution to shareholders after payment to creditors. The common stock is not convertible or redeemable and has no pre-emptive, subscription or conversion rights. There are no conversion, redemption, sinking fund or similar provisions regarding the common stock. Each outstanding share of common stock is entitled to one vote on all matters submitted to a vote of shareholders. There are no cumulative voting rights.

Each shareholder is entitled to receive the dividends as may be declared by our Directors out of funds legally available for dividends and, in the event of liquidation, to share pro rata in any distribution of our assets after payment of liabilities. Our Directors are not obligated to declare a dividend. Any future dividends will be subject to the discretion of our Directors and will depend upon, among other things, future earnings, the operating and financial condition of our company, our capital requirements, general business conditions and other pertinent factors. It is not anticipated that dividends will be paid in the foreseeable future.

There are no provisions in our articles of incorporation or our bylaws that would delay, defer or prevent a change in control of our company.

Description of Preferred Stock

We are authorized to issue 50,000,000 shares of preferred stock with a par value of $0.0001. As of September 25, 2012, there were no preferred shares issued and outstanding. Our board of directors is authorized by our articles of incorporation to divide the authorized shares of our preferred stock into one or more series, each of which must be so designated as to distinguish the shares of each series of preferred stock from the shares of all other series and classes. Our board of directors is authorized, within any limitations prescribed by law and our articles of incorporation, to fix and determine the designations, rights, qualifications, preferences, limitations and terms of the shares of any series of preferred stock including, but not limited to, the following:

1.	The number of shares constituting that series and the distinctive designation of that series, which may be by distinguishing number, letter or title;

2.

The dividend rate on the shares of that series, whether dividends will be cumulative, and if so, from which date(s), and the relative rights of priority, if any, of payment of dividends on shares of that series;

3.	Whether that series will have voting rights, in addition to the voting rights provided by law, and, if so, the terms of such voting rights;

4.

Whether that series will have conversion privileges, and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors determines;

5.

Whether or not the shares of that series will be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they are redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

6.	Whether that series will have a sinking fund for the redemption or purchase of shares of that series, and, if so, the terms and amount of such sinking fund;

7.

The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the relative rights of priority, if any, of payment of shares of that series;

8.	Any other relative rights, preferences and limitations of that series.

Warrants

There are no outstanding warrants to purchase our securities.

Transfer Agent

Shares of common stock are registered at the transfer agent and are transferable at such office by the registered holder (or duly authorized attorney) upon surrender of the common stock certificate, properly endorsed. No transfer shall be registered unless the Company is satisfied that such transfer will not result in a violation of any applicable federal or state security laws. The Company’s transfer agent for its common stock is Empire Stock Transfer Inc.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of September 25, 2012 with respect to any person (including any “group”, as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) who is known to the Company to be the beneficial owner of more than five percent of any class of the Company’s voting securities, and as to those shares of the Company’s equity securities beneficially owned by each its directors, the executive officers of the Company and all of its directors and executive officers of the Company and all of its directors and executive officers as a group. Unless otherwise specified in the table below, such information, other than information with respect to the directors and officers of the Company, is based on a review of statements filed, with the Securities and Exchange commission (the “Commission”) pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to the Company’s Common Stock.

The table also shows the number of shares beneficially owned as of September 25, 2012 by each of the individual directors and executive officers and by all directors and executive officers as a group. The number of shares beneficially owned and the percentage of shares beneficially owned are based on 4,808,000 shares of common stock outstanding as of September 25, 2012.

For the purposes of the information provided below, shares that may be issued upon the exercise or conversion of options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following September 25, 2012, are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

Name And Address Of Beneficial Amount And Nature Of Beneficial Percentage Of Beneficial

Owner	Ownership(1)	Ownership(1)

Marlon Liam 7956 Gen Luna Street Suite 300 Quiapo Metro, Manila Philippines	4,000,000	83.19%

All executive officers and directors as a group (1 person)	4,000,000	83.19%

Notes:

1.

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of September 25, 2012, that being 4,808,000 shares.

ANNUAL AND QUARTERLY REPORTS; INCORPORATION BY REFERENCE
AND WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

The Company is required to file annual, quarterly and special reports, and other information with the Securities and Exchange Commission (“SEC”). You may read and copy any document The Company filed at the SEC’s public reference rooms at 100 F Street, NE, Washington, D.C. 20549. Please call the SEC at (202) 942-8088 for more information on the operation of the public reference rooms. Copies of The Company’s SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to another document or report filed separately with the SEC. The information incorporated by reference is deemed to be a part of this Information Statement, except to the extent any information is superseded by this Information Statement. The following documents which have been filed by the Company with the Securities and Exchange Commission (SEC File Number 0001330323) and contain important information about The Company and its finances, are incorporated into this Information Statement:

•	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which was filed with the Commission on March 27, 2012
•	Our Quarterly Reports on Form 10-Q filed for the quarters ending March 31, 2012 and June 30, 2012, which were filed on May 11, 2012 and August 22, 2012, respectively.

Any statement contained in a document incorporated or deemed to be incorporated by reference into this Information Statement will be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in this Information Statement or any other subsequently filed document that is deemed to be incorporated by reference into this Information Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Information Statement. The Annual Report incorporated by reference into this Information Statement is being delivered to our stockholders along with this Information Statement.

NET PROFITS TEN, INC.

By:	/s/ Marlon Liam
Name: Marlon Liam
Title: President, Chief Executive

APPENDIX A
CERTIFICATE OF AMENDMENT TO THE
ARTICLES OF INCORPORATION OF
NET PROFITS TEN INC.
a Nevada Corporation
PURSUANT TO SECTIONS 78.385 AND 78.390 OF THE NEVADA
REVISED STATUTES

Net Profits Ten, Inc., a corporation organized and existing under the laws of the State of Nevada (the “Corporation”), hereby certifies as follows:

1.	The name of the Corporation is Net Profits Ten, Inc.

2.	The articles have been amended as follows:

ARTICLE 1

“The name of the Corporation shall be World Moto, Inc.”

          3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a last a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, is 83.19% .

Signed on: October __, 2012

Net ProfitsTen Inc.

By:
Name:
Title: Authorized Officer

APPENDIX B
CERTIFICATE OF AMENDMENT TO THE
ARTICLES OF INCORPORATION OF
WORLD MOTO, INC.
a Nevada Corporation
PURSUANT TO SECTIONS 78.385 AND 78.390 OF THE NEVADA
REVISED STATUTES

World Moto Inc., a corporation organized and existing under the laws of the State of Nevada (the “Corporation”), hereby certifies as follows:

1.	The name of the Corporation is World Moto, Inc. .

2.	The articles have been amended as follows:

ARTICLE 3

“The authorized capital stock of the corporation shall consist of 500,000,000 shares of common stock, par value $0.0001. “

          3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a last a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, is 83.19% .

Signed on: October __, 2012

World Moto, Inc.

By:
Name:
Title: Authorized Officer